UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) Of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   March 28, 2006

Infe - Human Resources, Inc.

______________________________________________________________________________

(Exact name of registrant as specified in its chapter)

   Nevada                                     000-27347                                 77-0481056

(State or other jurisdiction Incorporated)  (Commission File No.)    (I.R.S Employer Identification No.)

67 Wall Street, 22nd Floor, New York, NY 10005-3198

(Address of Principal Executive Offices Including Zip Code)

Registrant's telephone number, including area code: (212) 859-3466

______________________________________________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01:  Entry into a Material Definitive Agreement

On March 28, Infe-Human Resources, Inc., through its wholly-owned subsidiary, Infe-Human Resources of New York, Inc. (the “Buyer”), and Express Employment Agency Corporation,  a New Jersey corporation (“Seller”) entered into an Asset Purchase Agreement for the purchase by Buyer of  the Seller’s business assets, including clients, office furniture and equipment, business premises, telephone numbers, and websites in exchange for $170.000.  The Agreement provides for a cash payment in the amount of $110,000 and a 3 year promissory note in the amount of $60,000.

The Seller is an employee staffing company.  Prior to entry into the Agreement there was no material relationship between the Buyer or Seller or any of their officers or directors.  As part of the transaction, the Buyer has agreed to enter into an employment agreement with Felix Pena, President and sole shareholder of the Seller, for a term of two years.

Item 2.01:  Completion of Acquisition or Disposition of Assets.

On March 28, 2006, the Buyer completed its acquisition of the Seller pursuant to the terms of the Asset Purchase Agreement, the material terms of which are described in Item 1.01 above and are incorporated into this Item 2.01 by reference.

A copy of the Asset Purchase Agreement and Employment Agreement are filed with this Report as Exhibit 2.01 and 10.01 respectively and are incorporated in this Item 2.01 by reference.

Item 9.01.  Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired.

It is impracticable at this time for the Registrant to file the financial statements required to be filed with this Current Report on Form 8-K.  Any required financial statements shall be filed by amendment as soon as practicable, but not later than 71 days after the date this Current Report on Form 8-K was required to be filed.

(b)  Pro Forma Financial Information.

It is impracticable at this time for the Registrant to file the pro forma financial information required to be filed with this Current Report on Form 8-K.  Any required pro forma financial information will be filed by amendment as soon as practicable, but not later than 71 days after the date this Current Report on Form 8-K was required to be filed.

(c)  Exhibits.

2.01

Asset Purchase Agreement dated March 28, 2006 between Infe-Human Resources of New York, Inc., and Express Employment Agency          Corporation

10.01

Employment Agreement dated March 28, 2006 between Infe-Human Resources of New York, Inc., and Felix Pena.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Infe-Human Resources of New York, Inc.

Date: March 31, 2006

By: /s/Art Viola

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Name:    Art Viola

Title:   Chief Executive Officer,

Sole Director and Principal

Financial Officer

EXHIBIT INDEX

Exhibit No.

Description

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2.01

Asset Purchase Agreement dated March 26, 2006 between Infe-Human Resources of New York, Inc. and Express Employment Agency Corporation

10.01

Employment Agreement dated March 28, 2006 between Infe-Human Resources of New York, Inc., and Felix Pena.